UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 14, 2006, SIRVA UK Limited (“Seller”), a UK limited company and a wholly-owned subsidiary of SIRVA, Inc., a Delaware corporation (“SIRVA”), entered into an Agreement (the “Agreement”) effective as of March 15, 2006 with Crown Relocation Services Limited, a Scotland limited company (“Purchaser”), and Crown Worldwide Holdings Limited, a Hong Kong limited company, as Purchaser’s guarantor.

Pursuant to the Agreement, Seller will sell SIRVA’s Business Services Division in the United Kingdom and Ireland, which includes SIRVA’s U.K. Records Management business, GB Nationwide Crate Hire business and Irish Security Archives unit, to Purchaser for a sale price of £50 million (approximately US$87 million), subject to certain closing adjustments (the “Sale”). Specifically, Seller will sell to the Purchaser (i) all of the issued and outstanding shares of the capital stock of Irish Security Archives Limited, an Ireland limited company and wholly-owned subsidiary of SIRVA; (ii) the assets of Seller’s GB Nationwide Crate Hire business unit operated in the United Kingdom; and (iii) the assets of Seller’s Pickfords Records Management business operated in the United Kingdom.

The completion of the Sale is subject to the receipt by SIRVA Worldwide, Inc., a Delaware corporation and wholly-owned subsidiary of SIRVA, of the required consents of the lenders under its credit agreement, dated as of December 1, 2003, as amended, and other customary closing conditions. Seller and the Purchaser have made customary representations and warranties in the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the actual terms of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 8.01               Other Events.

On March 14, 2006, SIRVA issued a press release announcing the Sale.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)          Exhibits.

10.1*	Agreement, dated as of March 15, 2006, by and among SIRVA UK Limited, Crown Relocation Services Limited and Crown Worldwide Holdings Limited.

99.1	Press Release dated March 14, 2006.

*  SIRVA will supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: March 20, 2006

	By:	/s/ ERYK J. SPYTEK
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description
10.1*	Agreement, dated as of March 15, 2006, by and among SIRVA UK Limited, Crown Relocation Services Limited and Crown Worldwide Holdings Limited.

99.1	Press Release dated March 14, 2006.

*  SIRVA will supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.